UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant    ☐

Check the appropriate box:

    ☐    Preliminary Proxy Statement

    ☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

    ☐     Definitive Proxy Statement

    ☒    Definitive Additional Materials

    ☐    Soliciting Material Under Rule 14a-12

SUMMIT THERAPEUTICS INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Your **Vote** Counts!

SUMMIT THERAPEUTICS INC.

2026 Annual Meeting
Vote by June 9, 2026
11:59 PM EDT

SUMMIT THERAPEUTICS INC.
601 BRICKELL KEY DRIVE, SUITE 1000
MIAMI, FL 33131

V93466-P49775

You invested in SUMMIT THERAPEUTICS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 10, 2026
8:30 a.m., Eastern Daylight Time

Virtually at:
www.virtualshareholdermeeting.com/SMMT2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	ELECTION OF DIRECTORS. **Nominees:** 01) Robert W. Duggan 02) Mahkam Zanganeh 03) Manmeet S. Soni 04) Kenneth A. Clark 05) Robert Booth 06) Alessandra Cesano 07) Yu (Michelle) Xia 08) Mostafa Ronaghi 09) Jeff Huber	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.	For
3.	Approval, by a non-binding advisory vote, of the compensation of our named executive officers.	For
4.	Approval of an amendment to the Summit Therapeutics Inc. 2020 Stock Incentive Plan to Increase the Number of Shares of Common Stock.	For

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). **If no direction is made, the proxy will be voted "FOR" all of the nominees listed in Item 1 and "FOR" Items 2, 3 and 4 in accordance with the recommendations of the Company's Board of Directors. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof in accordance with their discretion.**

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V93467-P49775